THE TAIWAN FUND, INC. (THE 'FUND')

The Martin Currie	IN BRIEF
					US$ return
	Net asset value per share	US$18.90	At November 30, 2010	Fund*	TAIEX Index†
	Market price	US$16.88%			%
	Premium/(discount)	(10.69%)	One month	1.6	1.5
	Fund size	US$351.0m	Three months	15.7	15.5
			One year	22.8	16.6
	Source: State Street Bank and Trust Company.		Three years % pa	0.6	1.1
Shanghai team
			Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

			*Source: State Street Bank and Trust Company. NAV performance.
			†Source for index data: TWSE.

	MANAGER’S COMMENTARY

The month ended with municipal elections in Taiwan. The result – the KMT won three of the five main cities – was taken well by the market. But the KMT only won 44.9% of the total vote versus the DPP’s 49.8%, which means that the KMT must improve policy execution, especially in the DPP’s strongholds in southern Taiwan, if President Ma is to secure re-election in 2012.

The Fund gained 1.6% over the month. We benefited from our participation in Gourmet Master’s IPO, where the stock rose from NT$168 to NT$348 on the first day. Gourmet Master is a great example of how Taiwanese enterprises can extend their competitive advantages and business scope to China; the company aims to expand its 85C Cafes by at least 100 stores per year, with a target of 1,000 stores in China from the current 154 over the next five years. The stock is now trading at more than 30 times price/earnings, with estimated earnings growth of 40% for 2011 – even higher than famous electronics names such as Acer, HTC and Largan. The listing is forcing Taiwanese investors to re-assess their love affair with technology stocks and to start seeing China’s domestic market as a convincing story.

Meanwhile, cross-strait relations are warming up. The sixth ‘Chiang–Chen’ meeting, in which Taiwan and Chinese representatives meet to negotiate further free-trade agreements across the straits, takes place on 15 December and will discuss medical cooperation. Taiwanese medical-device-makers (we own ST Shine Optical, Excelsior Medical and Pacific Hospital Supply) may be the early beneficiaries of tariff cuts or mutual acceptance of certification. Centaline Property, the well-established Hong Kong property agent, aims to set up a branch in Taipei to market luxury real estate to Chinese buyers. Chinese tourists’ contribution to GDP is estimated to reach NT$65 billion for 2010. Taiwan intends to accept individual tourists soon. An increasing number of mainland companies are now listing shares in Taiwan; the latest was leading electronics distributor and software developer Digital China. There are now 25 stocks in the TDR (Taiwan Depositary Receipts) market, of which 17 were issued since last December.

Taiwan’s third-quarter GDP once more came in ahead of expectations (+9.8%), causing the Directorate General of Budget, Accounting and Statistics official GDP forecast to be revised up again to 10% for 2010 and 4.5% for 2011.

INVESTMENT STRATEGY

The Fund is 99.2% invested with holdings in 59 companies. Our exposure to the electronics sector is just 28.6%.

We bought Taiwan High Speed Rail, which is enjoying good growth in both customer numbers and average ticket prices. The catalyst, however, is the likely extension of its 30-year build/operate/transfer contract, which will reduce the heavy depreciation burden. We also bought back into the solar-inverter-maker Powercom and added Test-Rite International, which operates the B&Q DIY chain in Taiwan and the Hola home décor chain in both Taiwan and mainland China. We remain positive on the recovering banking sector in Taiwan and invested in the improving Union Bank of Taiwan.

On the sell side, we locked in profits by reducing the holding in Synnex Technology International on valuation grounds, as its cheaper rival Digital China issued Taiwan depository receipts. We completed our sale of Hon Hai Precision Industry, expecting the labor-intensive China assembly business model to remain under pressure from rising costs. We took a quick profit on the IPO of touch-panel-maker TPK Holding.

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

Martin Currie Inc took over management of the Fund on May 8, 2010.

NOVEMBER 30, 2010
FUND DETAILS		PERFORMANCE		(US$ RETURNS)
Market cap	US$313.5m		NAV	Market price
Shares outstanding	18,575,112		%	%
Exchange listed	NYSE	One month	1.6	(1.4)
Listing date	1986	Three months	15.7	15.1
Listed and direct investment manager	Martin Currie Inc	Three years % pa	0.6	0.0

Source: State Street Bank and Trust Company.		Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year. Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund*	Benchmark†
Electronics	28.6%	52.5%
Finance	15.5%	12.2%
Wholesale and retail	13.5%	5.3%
Construction	6.4%	2.1%
Plastics	5.4%	8.3%
Foods	4.3%	1.6%
Textiles	3.9%	2.1%
Electric and machinery	3.2%	1.0%
Chemicals	3.2%	2.1%
Healthcare	2.8%	—
Others	2.8%	2.0%
Steel and iron	2.7%	2.8%
Transportation	2.4%	2.8%
Glass and ceramics	2.2%	0.4%
Rubber	1.6%	1.2%
Cement	0.7%	1.1%
Automobile	—	1.1%
Electrical appliance & cable	—	0.6%
Tourism	—	0.4%
Paper and pulp	—	0.4%
Other assets and liabilities	0.8%	—

*Source: State Street Bank and Trust Company.
†Source for TAIEX index data: TWSE.

15 LARGEST HOLDINGS (43.0%)
		% of net assets
Taiwan Semiconductor Manufacturing	Electronics	3.6%
Wah Lee Industrial	Electronics	3.5%
Far Eastern Department Stores	Wholesale and retail	3.4%
China Petrochemical Development	Plastics	3.3%
President Chain Store	Wholesale and retail	3.3%
Synnex Technology International	Electronics	3.0%
SinoPac Financial Holdings	Finance	2.8%
Chinatrust Financial Holdings	Finance	2.7%
KGI Securities	Finance	2.7%
Tung Ho Steel Enterprise	Steel and iron	2.7%
Uni-President Enterprises	Foods	2.6%
Fubon Financial Holding	Finance	2.5%
Prince Housing & Development	Construction	2.3%
Yuanta Financial Holding	Finance	2.3%
Test-Rite International	Wholesale and retail	2.3%

Source: State Street Bank and Trust Company.

PERFORMANCE							(US$ RETURNS)
	One	Three	Calendar year	One	Three	Five	Ten	Since
	month	months	to date	year	years	years	years	launch
	%	%	%	%	% pa	% pa	% pa	% pa
The Taiwan Fund, Inc.	1.6	15.7	14.8	22.8	0.6	8.7	5.4	9.5
TAIEX Index	1.5	15.5	7.3	16.6	1.1	8.2	5.6	9.4
TAIEX Total Return Index	1.5	15.6	11.2	20.8	5.1	12.4	na	na
MSCI Taiwan Index	1.6	15.6	9.1	18.4	1.7	8.5	6.1	na

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund presented above are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Actual returns to a Fund Shareholder will be based on market price and reflect transaction costs and expenses. Returns are annualized, except for periods of less than one year.

Source for index data: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

THE PORTFOLIO — IN FULL			NOVEMBER 30, 2010
Sector	Company	Price	Holding	Value US$	% of net assets
	(BGB ticker)
Electronics					28.6
Taiwan Semiconductor Manufacturing	2330 TT	NT$63.4	5,994,426	$ 12,467,698	3.6
Wah Lee Industrial	3010 TT	NT$57.0	6,644,000	$ 12,423,784	3.5
Synnex Technology International	2347 TT	NT$76.3	4,238,544	$ 10,609,396	3.0
WT Microelectronics	3036 TT	NT$47.3	5,056,000	$ 7,845,446	2.2
WPG Holdings	3702 TT	NT$56.7	4,129,725	$ 7,681,634	2.2
Far EasTone Telecommunications	4904 TT	NT$43.0	4,924,000	$ 6,946,018	2.0
Tatung	2371 TT	NT$7.3	26,073,000	$ 6,226,899	1.8
Longwell	6290 TT	NT$43.5	3,614,000	$ 5,157,352	1.5
Powercom	3043 TT	NT$61.0	2,384,000	$ 4,770,737	1.4
Syncmold Enterprise	1582 TT	NT$50.4	2,678,000	$ 4,427,826	1.3
Aurora	2373 TT	NT$52.9	2,196,000	$ 3,810,987	1.1
Chunghwa Telecom	2412 TT	NT$74.0	1,488,000	$ 3,612,302	1.0
Avermedia Technologies	2417 TT	NT$40.7	2,690,000	$ 3,591,667	1.0
Clevo	2362 TT	NT$66.2	1,650,000	$ 3,583,368	1.0
Taiwan Surface Mounting Technology	6278 TT	NT$65.6	1,554,000	$ 3,344,293	0.9
MPI	6223 TT	NT$90.1	1,098,000	$ 3,274,279	0.9
Soft-World International	5478 TT	NT$140.0	154,770	$ 710,827	0.2

Finance					15.5
SinoPac Financial Holdings	2890 TT	NT$11.1	26,935,000	$ 9,808,201	2.8
Chinatrust Financial Holdings	2891 TT	NT$18.4	16,067,000	$ 9,672,089	2.7
KGI Securities	6008 TT	NT$14.1	20,740,000	$ 9,559,485	2.7
Fubon Financial Holding	2881 TT	NT$37.2	7,349,624	$ 8,969,278	2.5
Yuanta Financial Holding	2885 TT	NT$18.7	13,013,000	$ 7,961,698	2.3
Jih Sun Financial	5820 TT	NT$10.2	11,240,781	$ 3,761,370	1.1
China Life Insurance	2823 TT	NT$24.4	4,191,254	$ 3,354,928	1.0
Union Bank of Taiwan	2838 TT	NT$8.8	4,408,000	$ 1,275,439	0.4

Wholesale and retail					13.5
Far Eastern Department Stores	2903 TT	NT$42.0	8,794,500	$ 12,102,986	3.4
President Chain Store	2912 TT	NT$123.0	2,840,000	$ 11,459,690	3.3
Test-Rite International	2908 TT	NT$22.7	10,622,000	$ 7,910,093	2.3
PC Home Online	8044 TT	NT$189.0	922,125	$ 5,717,432	1.6
Taiwan Tea	2913 TT	NT$19.9	8,231,000	$ 5,359,972	1.5
Mercuries & Associates	2905 TT	NT$22.7	6,680,100	$ 4,963,644	1.4

Construction					6.4
Prince Housing & Development	2511 TT	NT$25.2	9,899,760	$ 8,184,170	2.3
Taiwan Land Development	2841 TT	NT$15.0	14,586,183	$ 7,177,651	2.0
Hung Poo Real Estate Development	2536 TT	NT$42.0	3,061,000	$ 4,212,546	1.2
Continental Holdings	3703 TT	NT$12.4	7,468,000	$ 3,025,664	0.9

Plastics					5.4
China Petrochemical Development	1314 TT	NT$30.4	11,711,000	$ 11,679,305	3.3
Nan Ya Plastics	1303 TT	NT$67.9	3,217,000	$ 7,165,892	2.1

Foods					4.3
Uni-President Enterprises	1216 TT	NT$42.2	6,600,000	$ 9,126,220	2.6
Lien Hwa Industrial	1229 TT	NT$23.1	4,815,000	$ 3,640,966	1.0
Gourmet Master	2723 TT	NT$348.0	200,000	$ 2,283,277	0.7

Textiles					3.9
Li Peng Enterprise	1447 TT	NT$15.0	9,847,000	$ 4,845,567	1.4
Far Eastern New Century	1402 TT	NT$45.1	3,121,200	$ 4,612,813	1.3
Makalot Industrial	1477 TT	NT$70.0	1,828,000	$ 4,197,818	1.2

Electric and machinery					3.2
Yungtay Engineering	1507 TT	NT$42.0	3,274,000	$ 4,511,047	1.3
Depo Auto Parts Industrial	6605 TT	NT$77.3	1,674,000	$ 4,245,065	1.2
Awea Mechantronic	1530 TT	NT$33.8	2,264,000	$ 2,510,398	0.7

Chemicals					3.2
China Steel Chemical	1723 TT	NT$113.5	1,600,000	$ 5,957,516	1.7
Excelsior Medical	4104 TT	NT$105.0	1,507,729	$ 5,193,522	1.5

THE PORTFOLIO — IN FULL (CONTINUED)				NOVEMBER 30, 2010
Sector	Company	Price	Holding	Value US$	% of net assets
	(BGB ticker)
Healthcare					2.8
ST Shine Optical	1565 TT	NT$400.0	392,000	$ 5,143,935	1.4
Pacific Hospital Supply	4126 TT	NT$136.0	1,099,948	$ 4,907,502	1.4

Others					2.8
Globe Union Industrial	9934 TT	NT$30.1	5,128,000	$ 5,063,653	1.5
Yem Chio	4306 TT	NT$28.0	5,075,316	$ 4,653,656	1.3

Steel and iron					2.7
Tung Ho Steel Enterprise	2006 TT	NT$28.4	10,099,000	$ 9,392,492	2.7

Transportation					2.4
Eastern Media International	2614 TT	NT$7.2	16,546,000	$ 3,881,043	1.1
Farglory F T Z Investment	5607 TT	NT$30.4	3,809,000	$ 3,792,443	1.1
Taiwan High Speed Rail	2633 TT	NT$5.0	3,984,000	$ 653,490	0.2

Glass and ceramics					2.2
Taiwan Glass Industrial	1802 TT	NT$35.6	6,534,320	$ 7,620,605	2.2

Rubber					1.6
TSRC	2103 TT	NT$57.9	3,057,000	$ 5,806,620	1.6

Cement					0.7
Wei Mon Industry	8925 TT	NT$18.3	4,204,296	$ 2,524,026	0.7

Other assets and liabilities				$ 2,906,945	0.8

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of November 30, 2010.

INDEX DESCRIPTIONS

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The index has a base date of December 31, 1987. As of June 24, 2010 it contained 117 constituents.

TAIEX Index

The TWSE, or TAIEX, Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol 'TWN'.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The Taiwan Fund, Inc. (the 'Fund'). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment.  Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

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it should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

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investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

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investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

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the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES  Tel: 44 (0) 131 229 5252  Fax: 44 (0) 131 228 5959  www.martincurrie.com North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA  Tel: (1) 212 258 1900  Fax: (1) 212 258 1919

Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.